UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2022

SERITAGE GROWTH PROPERTIES
(Exact name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction Identification No.)	001-37420 (Commission File Number)	38-3976287 (IRS Employer Identification No.)
500 Fifth Avenue, Suite 1530 New York, New York (Address of Principal Executive Offices)		10110 (Zip Code)

Registrant's Telephone Number, Including Area Code: 212 355-7800
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.01	Entry into a Material Definitive Agreement

On June 16, 2022, Seritage Growth Properties, L.P. (the "Operating Partnership"), Seritage Growth Properties (the "Company"), and Berkshire Hathaway Life Insurance Company of Nebraska ("Berkshire Hathaway") entered into an amendment to the Senior Secured Term Loan Agreement by and among the Operating Partnership as borrower, the Company as parent and guarantor and Berkshire Hathaway as initial lender and administrative agent pursuant to which the Operating Partnership, the Company and Berkshire Hathaway mutually agreed that, notwithstanding anything to the contrary in the asset sale covenant, the parent, borrower, and their respective subsidiaries will be permitted without the consent of the administrative agent to sell, transfer, or otherwise dispose of properties (including but not limited to properties or equity interests of any subsidiary) to unaffiliated third parties for no less than fair market value, provided that the borrower deposits all net proceeds received into a controlled account and the use of such net proceeds will be subject to the terms and conditions of the Senior Secured Term Loan Agreement, including but not limited to the restricted payments and investments/loans covenants.

The foregoing description of the amendment to the Senior Secured Term Loan Agreement is subject to and qualified in its entirety by reference to the copy of that agreement attached as Exhibit 10.1 herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 3 to the Senior Secured Term Loan Agreement,  dated June 16, 2022, among Seritage Growth Properties, L.P., Seritage Growth Properties and Berkshire Hathaway Life Insurance Company of Nebraska.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Matthew Fernand
Chief Legal Officer

Date: June 21, 2022